UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 28, 2020

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, Dime Community Bancshares, Inc. (the “Company”) announced that Stuart H. Lubow was named President of the Company and its wholly owned subsidiary, Dime Community Bank (the “Bank”). Mr. Lubow, age 62, previously served as Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, beginning in 2017. Prior to joining the Company and the Bank, Mr. Lubow served as Chairman, Chief Executive Officer, and President of Community National Bank, a full-service community bank located in Great Neck, New York, with approximately $1 billion in assets and 11 branches. Prior to that, he was Founder, Chief Executive Officer, and President of Community State Bank in New Jersey.  Mr. Lubow is a graduate of Moravian College, Bethlehem, Pennsylvania, where he received a Bachelor of Arts degree in Accounting.

 The Company maintains an existing Change in Control Employment Agreement with Mr. Lubow that will continue at his new base salary level of $550,000.  Mr. Lubow will be granted a restricted stock award of 18,009 shares of the Company’s Common Stock with an effective date of June 1, 2020, which will vest over four years in equal annual installments.  In his new position, Mr. Lubow will continue to participate in the various benefit plans and arrangements maintained by the Company and the Bank, including the Company’s 2020 Annual Incentive Plan and 2020 Long Term Incentive Plan, with revised target benefits of 50% of base salary and 55% of base salary, respectively.

Mr. Lubow is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Lubow’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Dime Community Bancshares, Inc. Press Release, dated May 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

DATE: May 29, 2020	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck
Executive Vice President and General Counsel